Exhibit 99.1

Simulations Plus, Inc.
(NASDAQ:SLP)
Second Quarter FY 2011
Conference Call and Webinar
April 18, 2011

 With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information on the
 Company’s risk factors is contained in the Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.

Safe Harbor Statement

– Sales up 14.4% to **Record** $6.16 MM from $5.39 MM in 6moFY10.

Revenue Distribution
(6MoFY11)
24.2%
75.8%
Words+
Pharma

• 2Q11 compared to 2Q10:
 – 14th consecutive profitable quarter
 – 2Q11 sales up 13.5% to Record $3.35 MM from $2.95 MM
 – Net Income up 41.6%
 – Pharmaceutical segment sales up 17.7%
 – Words+ subsidiary sales up 0.7%
• 6moFY11 compared to 6moFY10:
 – Net Income up 37.7% to $1.475 million from $1.071 million
 – Pharmaceutical segment sales up 17.9%
 – Words+ subsidiary sales up 4.4%
 – Diluted earnings per share up 39.1% to $0.09 from $0.06.
• Strong balance sheet:
 – Cash $8.76 MM at 2/28/11, after using cash of $4.2 million to repurchase more than 2,022,000 shares over the past two years
 – Shareholders’ equity decreased 3% to $12.66 million from $13.05 million at 9/1/10 due to cash used for share repurchases
 – No debt
SLP 2Q11 Highlights
Three months ended 2/28/11

$4
$3
$2
$1
$0
$ millions
$2.1
$2.2
$3.0
$1.7
$2.1
$2.5
$2.7
$1.8
$2.4
$3.0
$3.1
$2.2
$2.8
$3.3
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

simulationsplus, inc.

Consolidated Revenue

Quarterly Revenues
$ Millions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Pharmaceutical
Words+

Annual Revenues
$ Millions
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$3.2
$2.7
$5.7
$3.1
$6.1
$2.9
$6.3
$2.8
$7.6
$3.1
$4.7
$1.5
2006
2007
2008
2009
2010
2011 (1/2)
Pharmaceutical
Words+

simulationsplus, inc.

Revenue History

Quarterly Revenues
$ Millions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
$1.6
$2.0
$1.1
$1.4
$1.8
$2.0
$1.1
$1.7
$2.2
$2.3
$1.3
$2.1
$2.6
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

simulationsplus, inc.

Pharmaceutical Growth

$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ Millions
$1.6
$1.7
$2.3
$1.2
$1.6
$1.8
$2.2
$1.3
$1.8
$2.2
$2.4
$1.7
$2.1
$2.6
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11

simulationsplus, inc.

Gross Margin (consolidated)
75.6%
78.9%
78.8%
70.4%
73.8%
74.4%
80.0%
67.9%
75.0%
76.3%
77.6%
75.6%
73.6%
77.6%

$1.5
$1.0
$0.5
$0.0
$ Millions
$0.45
$0.70
$1.19
$0.10
$0.45
$0.56
$0.89
$0.13
$0.66
$0.97
$1.11
$0.35
$0.82
$1.39
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
simulationsplus, inc.

Income Before Taxes

2,000,000
1,500,000
1,000,000
500,000
-
(500,000)
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Words+
Simulations Plus

simulationsplus, inc.

Net Income
$243K
$565K
$764K
$165K
$312K
$368K
$569K
$163K
$430K
$641K
$740K
$345K
$567K
$907K

Consolidated Income Statement
($ millions)
	2Q11	2Q10
Pharmaceutical software and services revenue	2.621	2.227
Words+ revenue	0.728	0.723
Consolidated revenue	3.349	2.950
Gross profit	2.601	2.249
Gross profit margin	77.6%	76.3%
SG&A	0.980	1.089
R&D	0.255	0.252
Total operating expenses	1.235	1.341
Income before income taxes	1.394	0.974
Net income	0.907	0.641
Earnings per share (diluted)	0.056	0.039

Select Balance Sheet Items
($ millions)
	February 28, 2011	February 28, 2010
Cash and cash equivalents	$8.759	$8.641
Total current assets	12.403	11.448
Total assets	$14.785	$13.613

Total current liabilities	1.460	1.294
Total liabilities	2.130	2.152

Shareholders’ equity	12.655	11.461
Total liabilities and shareholders’ equity	14.785	13.613

Share Repurchase Program
• The board of directors approved a second share repurchase
 program beginning February 2010 for one year (Phase II)
• The Phase II program authorized repurchase of up to
 1,000,000 shares through February 2011
• The repurchase program is now complete
 • Over both Phase I and Phase II, the company repurchased 2,023,000 shares at an average price of $2.05 per share
 • The board of directors could authorize another phase of share repurchases at any time
 • As of today the board has no plans for doing so

Marketing and Sales Program
• Fundamental industry shift continues
 – Pharma increasingly utilizing simulation software and modeling tools to increase productivity - steady stream of scientific meetings
 – Software tools are always evolving, and as the technology advances, new capabilities attract new users, such as the improved and expanded structure-property models in ADMET Predictor 5.5; the drug
 -drug interaction, ocular and nasal/pulmonary delivery capabilities in
 GastroPlus 7.0; and the powerful de novo molecule design capabilities in MedChem Studio, and our fantastic new MedChem
 Designer/ADMET Predictor combination.
 – Our team continues its prolific generation of scientific papers, posters, and podium presentations, with > 30 in the past year
– Collaborations/Consulting/Grants
 – We have now completed our SBIR grant and all of the large funded collaborations that contributed to revenues and earnings for several years; however study contracts continue to be strong with a number of customers coming back for repeated consulting work.
 – We recently signed a 5-year collaboration with the FDA Center for
 Food Safety and Applied Nutrition to build toxicity models with ADMET
 Predictor/Modeler™ for food additives and contaminants
 – We recently formed a second studies team for informatics to address the need for consulting work in that area (ADMET Predictor &
 MedChem Studio).

# Ongoing Enhancements

- Simulations Plus continues to increase its technological advantage

GastroPlus
7

- Version 7.0 was released in August 2010 – a major upgrade
- Three new market-expanding capabilities plus numerous features:
    - Drug-to-drug interaction (released, now in beta test for further expansions)
    - Ocular drug delivery
    - Nasal/pulmonary drug delivery

ADMET Predictor
5

- Version 5.5 was released in March – major upgrade
- Prediction of sites of metabolism now available
- Retrained models with new atomic level descriptors –our already top-ranked property predictions were further improved

MedChem Studio
2

- Version 2.0 was released in April – major upgrade
- Integration of new MedChem Designer software
- Significant speed improvements

MedChem Designer
1

DDDPlus
3

- Stable product with fine-tuning of capabilities
- Growing customer base shows gradual acceptance of this unique technology by formulation scientists
- FDA Office of Generic Drugs added more licenses last year

simulationsplus, inc.

Fluoxetine
Molecule 1
Molecule 2
Molecule 3
Molecule 4
Molecule 5
ADMET
Ready

simulationsplus, inc.

MedChem Designer - new and powerful!
Make copies of a
starting molecule,
modify them,
then click on the
AP button and see
>120 predicted
properties for
each of them.
Decide in a few
seconds whether
you want to keep
any of them or try
different changes
to the structure.

Summary
• For the trailing twelve months through February 28:
 – Revenues = $11.486 million
 – Net Income = $2.542 million (22.3%)
 – Earnings/share = $0.16 (16.218 million shares)
• Simulations Plus is globally recognized as a leader in our respective market niches, with an outstanding reputation for scientific expertise, technological innovation, and strong
 customer support.
• We are expanding our Life Sciences team to promote faster
 development of new products and services as well as to
 reinforce marketing and sales efforts.

Q&A